Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:	Press Contact:
Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q3 FISCAL YEAR 2013 FINANCIAL RESULTS

SAN JOSE, Calif., Jan. 28, 2013 - Integrated Device Technology, Inc. (IDT® or the Company) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal third quarter ended December 30, 2012.
“We delivered Q3 results within the range of our prior projections despite continued broad-based weakness in demand,” said Dr. Ted Tewksbury, president and CEO of IDT. “Our bottom line results hit the midpoint of our prior projections due to reduced operating expenses and improved product mix. We also generated healthy cash flow from operations during the quarter, highlighting the resilience of our operating model in the face of a weak macroeconomic environment.”
“Although visibility into near term demand is limited, design win activity remains strong and we expect top line growth from new product categories to accelerate in the second half of this calendar year, led by wireless power and enterprise flash controllers. In addition, we believe that improvement in our core business and continued operating expense reductions will enable us to achieve significant operating margin expansion in fiscal year 2014.”

Recent Highlights
IDT recently announced:

•
The industry's most integrated wireless power transmitter solutions for the Wireless Power Consortium (WPC) Tx-A5, Tx-A6, and Tx-A11 configurations. The new products expand IDT's portfolio of WPC Qi-compliant magnetic induction transmitters with solutions optimized for single-coil 5V and three-coil 12V applications.

•
A new RF digital step attenuator that reduces glitches by up to 95 percent in cellular base station and industrial applications, enabling customers to simplify their software interface, improve reliability, and prevent damage to expensive sub-assemblies such as power amplifiers.

•
The industry's first low-power dual 16-bit 1.5 GSPS digital-to-analog converter (DAC) with an advanced JESD204B serial interface for multi-carrier broadband wireless applications. The new high-speed DAC delivers best-in-class dynamic performance, eases system-level cooling requirements, and simplifies board routing.

•
The industry's first high-performance quad frequency MEMS oscillators with multiple synchronous outputs. IDT's enhanced MEMS oscillators offer configurable outputs in an industry-standard package footprint, saving board area in communication, networking, and storage applications.

•
The availability of the industry's first complete chipset for DDR4 load reduced dual inline memory modules (LRDIMMs). The clear advantages afforded by LRDIMMs as a speed-scalable memory technology are expected to drive adoption across a broad array of memory intensive computing and storage applications and IDT is leading the way with DDR4 LRDIMM memory interface solutions.

•
It was recognized with a product of the year award from Electronic Products Magazine and a 2012 best electronic design award from Electronic Design Magazine for its NVM Express (NVMe) enterprise flash controller. The PCIe Gen3 flash controller family provides a standard solution for PCI Express based SSDs, enabling enterprise storage and server OEMs to dramatically improve latency and throughput performance.

The following highlights the Company's financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•	Revenue from continuing operations for the fiscal third quarter of 2013 was $115.1 million, compared with $120.0 million reported in the same period one year ago.

•
GAAP net loss from continuing operations for the fiscal third quarter of 2013 was $5.2 million, or a loss of $0.04 per diluted share, versus GAAP net loss of $0.9 million or a loss of $0.01 per diluted share in the same period one year ago. Fiscal third quarter 2013 GAAP results include $9.1 million in acquisition and restructuring related charges, $2.8 million in stock-based compensation, and $0.6 million in benefits from tax effects.

•
Non-GAAP net income from continuing operations for the fiscal third quarter of 2013 was $6.2 million or $0.04 per diluted share, compared with non-GAAP net income from continuing operations of $8.5 million or $0.06 per diluted share reported in the same period one year ago.

•
GAAP gross profit for the fiscal third quarter of 2013 was $63.0 million, or 54.7 percent, compared with GAAP gross profit of $63.9 million, or 53.2 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal third quarter of 2013 was $66.7 million, or 58.0 percent, compared with non-GAAP gross profit of $65.7 million, or 54.7 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal third quarter of 2013 was $40.2 million, compared with GAAP R&D expense of $38.4 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal third quarter of 2013 was $37.7 million, compared with non-GAAP R&D of $34.9 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal third quarter of 2013 was $27.4 million, compared with GAAP SG&A expense of $23.7 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal third quarter of 2013 was $21.7 million, compared with non-GAAP SG&A expense of $20.6 million in the same period one year ago.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on January 28, 2013. The webcast replay will be available after 5 p.m. Pacific time on January 28, 2013.
Investors can also listen to the live call at 1:30 p.m. Pacific time on January 28, 2013 by calling (800) 230-1092 or (612) 288-0329. The conference call replay will be available after 5 p.m. Pacific time on January 28, 2013 through 11:59 p.m. Pacific time on February 4, 2013 at (800) 475-6701 or (320) 365-3844. The access code is 278455.

About IDT
Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers' applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 1, 2012. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude restructuring-related costs, acquisition and divestiture-related charges, share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with another way management internally analyzes IDT's results and may be useful to investor community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.

Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.
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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Dec. 30,	Sept. 30,	Jan. 1,	Dec. 30,	Jan. 1,
	2012	2012	2012	2012	2012
Revenues	$115,147	$133,401	$119,977	$378,709	$407,580
Cost of revenues	52,200	58,774	56,093	168,622	190,627
Gross profit	62,947	74,627	63,884	210,087	216,953
Operating expenses:
Research and development	40,170	42,387	38,410	124,101	117,409
Selling, general and administrative	27,389	32,750	23,661	96,551	74,478
Total operating expenses	67,559	75,137	62,071	220,652	191,887

Operating income (loss)	(4,612)	(510)	1,813	(10,565)	25,066

Other-than-temporary impairment loss on investments	—	—	(2,130)	—	(2,130)
Other income (expense), net	(344)	(206)	(10)	1,450	(1,794)
Income (loss) from continuing operations before income taxes	(4,956)	(716)	(327)	(9,115)	21,142
Provision (benefit) for income taxes	201	(33)	576	(3,818)	1,176

Net income (loss) from continuing operations	(5,157)	(683)	(903)	(5,297)	19,966

Discontinued operations:
Gain from divestiture	—	886	—	886	45,939
Loss from discontinued operations	—	(273)	(5,290)	(5,131)	(20,286)
Provision (benefit) for income taxes	—	3	—	3	(89)
Net income (loss) from discontinued operations	—	610	(5,290)	(4,248)	25,742

Net income (loss)	$(5,157)	$(73)	$(6,193)	$(9,545)	$45,708

Basic net income (loss) per share continuing operations	$(0.04)	$—	$(0.01)	$(0.04)	$0.14
Basic net income (loss) per share discontinued operations	—	—	(0.03)	(0.03)	0.18
Basic net income (loss) per share	$(0.04)	$—	$(0.04)	$(0.07)	$0.32

Diluted net income (loss) per share continuing operations	$(0.04)	$—	$(0.01)	$(0.04)	$0.14
Diluted net income (loss) per share discontinued operations	—	—	(0.03)	(0.03)	0.17
Diluted net income (loss) per share	$(0.04)	$—	$(0.04)	$(0.07)	$0.31

Weighted average shares:
Basic	144,321	143,519	141,839	143,477	144,792
Diluted	144,321	143,519	141,839	143,477	146,706

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Dec. 30,	Sept. 30,	Jan. 1,	Dec. 30,	Jan. 1,
	2,012	2,012	2,012	2,012	2,011

GAAP net income (loss) from continuing operations	$(5,157)	$(683)	$(903)	$(5,297)	$19,966
GAAP diluted net income (loss) per share continuing operations	$(0.04)	$—	$(0.01)	$(0.04)	$0.14
Acquisition related:
Amortization of acquisition related intangibles	4,673	5,573	4,006	15,137	11,995
Acquisition related legal and consulting fees (1)	2,999	3,630	109	11,465	109
Other acquisition related costs (2)	—	1,200	—	3,000	—
Assets impairment (3)	527	(59)	(73)	409	(255)
Fair market value adjustment to acquired inventory sold	—	100	—	458	—
Restructuring related:
Severance and retention costs	908	2,237	(1,978)	3,860	625
Facility closure costs (4)	13	34	16	60	39
Fabrication production transfer costs (5)	—	—	1,233	—	3,894

Expenses related to stockholder activities (6)	—	38	—	2,614	—
Compensation expense (benefit)—deferred compensation plan (7)	87	480	649	431	(632)
Loss (gain) on deferred compensation plan securities (7)	(82)	(477)	(629)	(245)	685
Life insurance proceeds received (7)	—	—	—	(2,313)	—
Tax effects of Non-GAAP adjustments	(588)	(3,076)	(347)	(9,341)	(1,413)
Non-GAAP net income from continuing operations	$6,154	$12,614	$8,525	$29,751	$49,509
GAAP weighted average shares - diluted	144,321	143,519	141,839	143,477	146,706
Non-GAAP adjustment	3,362	2,907	2,676	3,030	1,835
Non-GAAP weighted average shares - diluted (8)	147,683	146,426	144,515	146,507	148,541
Non-GAAP diluted net income per share continuing operations	$0.04	$0.09	$0.06	$0.20	$0.33

GAAP gross profit	$62,947	$74,627	$63,884	$210,087	$216,953
Acquisition and divestiture related:
Amortization of acquisition related intangibles	2,944	3,890	2,733	10,456	8,834
Assets impairment (3)	527	(59)	(73)	409	(255)
Restructuring related:
Severance and retention costs	—	306	(2,784)	607	(824)
Facility closure costs (4)	4	3	3	13	1
Fabrication production transfer costs (5)	—	—	1,233	—	3,894
Other:
Compensation expense (benefit)—deferred compensation plan (7)	21	120	140	107	(137)
Stock-based compensation expense	295	252	535	850	1,415
Non-GAAP gross profit	$66,738	$79,239	$65,671	$222,987	$229,881

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP (continued)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Dec. 30,	Sept. 30,	Jan. 1,	Dec. 30,	Jan. 1,
	2,012	2,012	2,012	2,012	2,011
GAAP R&D expenses:	$40,170	$42,387	$38,410	$124,101	$117,409
Restructuring related:
Severance and retention costs	(912)	(1,070)	(870)	(2,322)	(1,473)
Facility closure costs (4)	(5)	(28)	(4)	(37)	(14)
Other:
Compensation expense (benefit)—deferred compensation plan (7)	(53)	(290)	(421)	(261)	409
Stock-based compensation expense	(1,531)	(1,873)	(2,174)	(4,946)	(6,493)
Non-GAAP R&D expenses	$37,669	$39,126	$34,941	$116,535	$109,838

GAAP SG&A expenses:	$27,389	$32,750	$23,661	$96,551	$74,478
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(1,729)	(1,683)	(1,273)	(4,681)	(3,161)
Acquisition related legal and consulting fees (1)	(2,999)	(3,630)	(109)	(11,465)	(109)
Other acquisition related costs (2)	—	(1,200)	—	(3,000)	—
Restructuring related:
Severance and retention costs	4	(861)	64	(931)	24
Facility closure costs (4)	(4)	(3)	(9)	(10)	(24)
Other:
Compensation expense (benefit)—deferred compensation plan (7)	(13)	(70)	(88)	(63)	86
Stock-based compensation expense	(948)	(1,492)	(1,603)	(3,717)	(4,458)
Expenses related to stockholder activities (6)	—	(38)	—	(2,614)	—
Non-GAAP SG&A expenses	$21,700	$23,773	$20,643	$70,070	$66,836

GAAP interest income and other, net	$(344)	$(206)	$(10)	$1,450	$(1,794)
Loss (gain) on deferred compensation plan securities (7)	(82)	(477)	(629)	(245)	685
Life insurance proceeds received (7)	—	—	—	(2,313)	—
Non-GAAP interest income and other, net	$(426)	$(683)	$(639)	$(1,108)	$(1,109)

GAAP provision (benefit) for income taxes continuing operations	$201	$(33)	$576	$(3,818)	$1,176
Tax effects of Non-GAAP adjustments	588	3,076	347	9,341	1,413
Non-GAAP provision (benefit) for income taxes continuing operations	$789	$3,043	$923	$5,523	$2,589

(1) Consists of costs incurred in connection with merger and acquisition-related activities, including legal, accounting and other consulting fees.
(2) Consists of an accrued deferred closing date fee associated with the acquisition of NXP’s high-speed data converter assets.
(3) Consists of an impairment charge related to tangible assets and a note receivable, net of subsequent recoveries.
(4) Consists of ongoing costs associated with the exit of our leased and owned facilities.
(5) Consists of costs incurred in connection with the transition of our wafer fabrication processes in our Oregon facility to TSMC.
(6) This adjustment reflects the expenses in response to our activities and inquiries of Starboard Value LP.
(7) Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred compensation plan and life insurance proceeds received to this trust.

(8) For purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 30,	April 1,
(In thousands)	2,012	2,012

ASSETS
Current assets:
Cash and cash equivalents	$112,802	$134,924
Short-term investments	167,298	190,535
Accounts receivable, net	62,423	60,609
Inventories	59,982	71,780
Prepaid and other current assets	30,449	23,684
Total current assets	432,954	481,532

Property, plant and equipment, net	75,725	69,984
Goodwill	145,129	96,092
Acquisition-related intangibles	54,004	40,548
Other assets	28,199	29,478
TOTAL ASSETS	$736,011	$717,634

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$23,011	$25,211
Accrued compensation and related expenses	23,554	26,156
Deferred income on shipments to distributors	14,122	14,263
Deferred taxes liabilities	465	421
Other accrued liabilities	15,872	13,443
Total current liabilities	77,024	79,494

Deferred tax liabilities	5,897	1,552
Long term income taxes payable	458	706
Other long term obligations	21,923	16,494
Total liabilities	105,302	98,246

Stockholders' equity	630,709	619,388

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$736,011	$717,634